EXHIBIT 10.1




                    FIRST AMENDMENT dated September 17, 2007
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                  to the CREDIT AGREEMENT dated January 8, 2007
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     This First Amendment, dated effective September 17, 2007 ("Amendment"),  is made to the Loan Agreement dated effective January 8, 2007 ("Agreement"), between AMREP SOUTHWEST INC. (the "Borrower") and COMPASS BANK ("Bank").

     1. This Amendment is made pursuant to Section 7.5 of the Agreement.

     2. All capitalized terms have the meaning defined in the Agreement unless a specific definition for such term is contained in this Amendment.

     3. Borrower has requested that the Bank extend the maturity of the $25,000,000 Line of Credit Note dated September 18, 2006, to September 17, 2009, and the Bank has agreed to such requested maturity extension.

     4.  The  maturity  extension  of the  $25,000,000  Line of  Credit  Note is
evidenced  by  the  First   Modification  of  Line  of  Credit  Note,   executed
contemporaneously with this Amendment.

     5. The Agreement, as modified and amended by this Amendment, remains in full force and effect.


AMREP SOUTHWEST INC.


By:     /s/  James Wall
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       James Wall, President


COMPASS BANK


By:     /s/ Ron D. Smith
    -------------------------------------------------
       Ron D. Smith, City President